MLCC MORTGAGE INVESTORS, INC.

                   Mortgage Loan Asset Backed Pass-Through
                                 Certificates


                            UNDERWRITING AGREEMENT
                           ----------------------



                                                           ____________, 199_



MERRILL LYNCH & CO.,
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
World Financial Center
North Tower
New York, New York 10281

Ladies and Gentlemen:

     MLCC Mortgage Investors, Inc. (the "Company"), a Delaware corporation, with its principal place of business in Jacksonville, Florida, is a wholly-owned limited-purpose finance company of Merrill Lynch Credit Corporation ("MLCC"), a Delaware corporation, which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a Delaware corporation. The Company has authorized the issuance and sale of Mortgage Pass-Through Certificates having aggregate outstanding principal balances of up to $_______________ (such certificates evidencing interests in pools of mortgage loans, the "Certificates"). The Certificates may be issued in various series, and, within each series, in one or more classes, and, within each class, in one or more sub-classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued under a separate pooling and servicing agreement (each, a "Pooling and Servicing Agreement") with respect to such Series among the Company, as seller, a master servicer to be identified in the prospectus supplement for each such Series (the "Master Servicer") and a trustee to be identified in the prospectus supplement for each such Series (the "Trustee"). The Certificates of each Series will evidence specified interests in separate pools (each, a "Mortgage Pool") of one- to four-family mortgage loans (the "Mortgage Loans"), which may include Additional Collateral Mortgage Loans, and certain other property held in trust with respect to such Series (each, a "Trust Fund"). The form of each Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement (hereinafter defined).

     The Certificates are more fully described in a Prospectus and Prospectus Supplement (hereinafter defined) which the Company has furnished to you. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement. The term "you" as used herein, unless the context otherwise requires, shall mean you and such persons, if any, as are named as co-managers in the applicable Terms Agreement (defined below).

     Each offering of Certificates pursuant to this Agreement will be made through you or through an underwriting syndicate managed by you. Whenever the Company determines to make an offering of Certificates it will enter into an agreement (the "Terms Agreement") providing for the sale of such Certificates to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include you whether acting alone in the sale of Certificates or as a member of an underwriting syndicate). The Terms Agreement relating to each offering of Certificates shall specify, among other things, the principal amount or amounts of Certificates to be issued, the price or prices at which the Certificates are to be purchased by the Underwriters from the Company and the initial public offering price or prices or the method by which the price or prices at which such Certificates are to be sold will be determined. A Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Certificates will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Certificates.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. _____________) relating to the Certificates, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed, and proposes to file, such amendments thereto as may have been required to the date hereof and as shall be required prior to the effective date thereof pursuant to the 1933 Act and the rules of the Commission thereunder (the "Regulations"). Such registration statement, as amended at the time when each becomes effective under the 1933 Act and at the Representation Date defined below, is referred to herein as the "Registration Statement". The base prospectus relating to the sale of a particular Series of Certificates by the Company is referred to herein as the "Basic Prospectus," and a supplement to the Prospectus contemplated by Section 3(a) hereof is referred to herein as a "Prospectus Supplement". The Basic Prospectus and the related Prospectus Supplement are collectively referred to as the "Prospectus".

          SECTION 1.  Representations and Warranties.  (a) The Company
                      ------------------------------
represents and warrants to you as of the date hereof, and to the Underwriters, if any, named in the applicable Terms Agreement, all as of the date of such Terms Agreement (in each case, the "Representation Date"), as follows:

          (1) The Registration Statement, at the time the Registration Statement became effective did, and the Registration Statement, Prospectus and Prospectus Supplement as of the applicable Representation Date will, comply in all material respects with the requirements of the 1933 Act and the Regulations. The Registration Statement, at the time it became effective did not, and as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented as of the applicable Representation Date, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
     (i) any statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus or (ii) information in any "Computational Materials" or "Structural Term Sheets" (each as hereinafter defined) provided by the Underwriter to the Company pursuant to Section 4 except to the extent that the information set forth therein is based on or constitutes "Pool Information". As used herein, Pool Information means information with respect to the characteristics of the Mortgage Loans as provided by, or on behalf of, the Company or MLCC to the Underwriter in final form and set forth in the Prospectus Supplement. The conditions to the use by the Company of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

          (2) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the applicable Pooling and Servicing Agreement, and with respect to a Series of Certificates, the Certificates and the applicable Terms Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification.

          (3) The Company is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Company or which might materially and adversely affect the properties or assets thereof.

          (4) The execution and delivery by the Company of this Agreement, the applicable Terms Agreement and the applicable Pooling and Servicing Agreement are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and with respect to a Series of Certificates, neither the issu-ance and sale of the Certificates to the Underwriters, nor the execution and delivery by the Company of this Agreement and the related Pooling and Servicing Agreement, nor the consummation by the Company of the transactions therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Company or its properties or the restated certificate of incorporation or by-laws of the Company, or any of the provisions of any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

          (5) This Agreement has been, and each applicable Terms Agreement when executed and delivered as contemplated hereby and thereby, will have been duly authorized, executed and delivered by the Company, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally, (b) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

          (6) Each applicable Pooling and Servicing Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by the Company, and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject
     (a) to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (b) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (7) As of the Closing Time (as defined in Section 2 below) with respect to a Series of Certificates, the Certificates will have been duly and validly authorized by the Company, and, when executed and authenticated as specified in the related Pooling and Servicing Agreement, will be validly issued and outstanding and will be entitled to the benefits of the related Pooling and Servicing Agreement.

          (8) There are no actions, proceedings or investigations now pending against the Company or, to the knowledge of the Company, threatened against the Company, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the applicable Pooling and Servicing Agreement or with respect to a Series of Certificates, the Certificates, (ii) seeking to prevent the issuance of such Certificates or the consummation of any of the transactions contemplated by this Agreement or such Pooling and Servicing Agreement,
     (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or such Certificates or (iv) seeking to adversely affect the federal income tax attributes of such Certificates described in the Prospectus and the related Prospectus Supplement.

          (9) Any taxes, fees and other governmental charges that are assessed and due in connection with the execution, delivery and issuance of this Agreement, the applicable Pooling and Servicing Agreement and with respect to a Series of Certificates, or the Certificates shall have been paid at or prior to the Closing Time with respect to such Series of Certificates.

          (10) No filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, the applicable Pooling and Servicing Agreement or the applicable Terms Agreement, except such as may be required under the 1933 Act, the Regulations, or state securities or Blue Sky laws.

          (11) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus and the Company has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company.

          (12) As of the Closing Time, with respect to a Series of Certificates, the security interest of the Trustee (to the extent the transfer by the Company is deemed to be a grant of a security interest and not a sale) in the Mortgage Notes and the related Mortgages included in the Trust Fund will be perfected, with respect to (a) the Mortgage Notes, upon delivery thereof to the Trustee and will constitute perfected first priority interest therein, and (b) the Mortgages, upon delivery to the Trustee of instruments of assignment in recordable form assigning each Mortgage to the Trustee and the recording of each such instrument of assignment in the appropriate recording office in which the Mortgaged Property is located, or if supported by an opinion of counsel, without recording, and will constitute a perfected first priority security interest therein.

          (13) As of the Closing Time, with respect to a Series of Certificates, in the event that a Reserve Fund is established and does not constitute part of the Trust Fund for such Series, the Trustee will have acquired a duly and validly perfected security interest in the Reserve Fund with respect to such Series, if any, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance.

          (14) As of the Closing Time, with respect to a Series of Certificates, each of the Mortgage Loans will have the characteristics described in the Prospectus Supplement.

          (15)    Neither  the Company  nor  the Trust  Fund  created  by the applicable Pooling and Servicing Agreement will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

          (16)     At  the  Closing  Time,  with   respect  to  a  Series  of
     Certificates, the Certificates, the applicable Pooling and Servicing Agreement, the applicable Terms Agreement and any Primary Insurance Policies, Mortgage Pool Insurance Policies, Standard Hazard Insurance Policies, Special Hazard Insurance Policies, Mortgagor Bankruptcy Insurance and Alternate Credit Enhancement, if any, will conform in all material respects to the descriptions thereof contained in the Pro-spectus.

          (17)    At   the  Closing  Time,  with  respect  to   a  Series  of
     Certificates, the Certificates shall have received the certificate ratings specified in the related Terms Agreement.

          (18) At the Closing Time, with respect to a Series of Certificates, each of the representations and warranties of the Company set forth in the related Pooling and Servicing Agreement will be true and correct.

          (19) As of the Closing Time, with respect to a Series of Certificates, any corporate guaranty relating to, among other things, the obligations of the Master Servicer to make advances (a "Guaranty") will have been duly and validly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, the guarantor (the "Guarantor"), subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and as to enforceability to general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law).

          (20) As of the Closing Time, with respect to a Series of Certificates, the applicable Pooling and Servicing Agreement will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and as to enforceability to general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law).

          (21) As of the Closing Time, with respect to a Series of Certificates, all Primary Insurance Policies, Mortgage Pool Insurance Policies, Standard Hazard Insurance Policies, Special Hazard Insurance Policies and Mortgagor Bankruptcy Insurance, if any, with respect to the Mortgage Loans constituting a portion of the Trust Fund with respect to such Series (each an "Insurance Policy" and collectively, the "Insurance Policies") will have been duly and validly authorized, executed and delivered by, and will constitute legal, valid and binding obligations of, the Primary Mortgage Insurers, the Mortgage Pool Insurers, the Standard Hazard Insurers, the Special Hazard Insurers and the Mortgagor Bankruptcy Insurers (each, an "Insurer" and collectively, the "Insur-ers") enforceable in accordance with their respective terms, except that such enforceability thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (b) general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or law).

          (22) As of the Closing Time, with respect to a Series of Certificates, any Alternate Credit Enhancement constituting a portion of the Trust Fund with respect to such Series will have been duly and validly authorized, executed and delivered by, and will constitute legal, valid and binding obligations of the provider of such Alternate Credit Enhancement, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and as to enforceability to general principles of equity (regardless whether such enforceability is considered in proceeding in equity or at law).

     (b) The Underwriter represents and warrants to, and agrees with, the Company and MLCC as of the date hereof and as of the Representation Date that the Underwriter has complied and will comply with all of its obligations arising under Section 4 and, with respect to the Computational Materials and Structural Term Sheets, if any, provided by the Underwriter to the Company pursuant to Section 4, such Computational Materials and Structural Term Sheets are accurate in all material respects (taking into account the
assumptions   explicitly  set  forth  in  such  Computational  Materials  and
Structural Term Sheets, except for  any errors therein attributable to errors
or  mistakes in  the  Pool  Information).   The  Computational Materials  and
Structural Term Sheets provided by the Underwriter to the Company constitute a complete set of all Computational Materials and Structural Term Sheets required to be filed with the Commission pursuant to the No-Action Letters.

     The Company shall not be deemed to have made the representations and warranties contained in clauses (a)(19) through (a)(22) to the extent you have received representations and warranties from the applicable Guarantor, if any, Master Servicer, Insurer or provider of Alternate Credit Enhancement, if any, as to the matters covered in such clause in a certificate in form satisfactory to your counsel and delivered to you at the applicable Closing Time.

     Any certificate signed by an officer of the Company, the Guarantor, the Master Servicer, the Insurer or a provider of Alternate Credit Enhancement and delivered to you or counsel for the Underwriters in connection with an offering of Certificates shall be deemed, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

          SECTION 2.  Purchase and Sale.  The commitment of the Underwriters
                      -----------------
to purchase Certificates pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     Payment of the purchase price for, and delivery of, any Certificates to be purchased by the Underwriters shall be made at the office of Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, New York, New York 10281, or at such other place as shall be agreed upon by you and the Company, at such time or date as shall be agreed upon by you and the Company in the Terms Agreement (each such time and date being referred to as a "Closing Time"). Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Company, at the option of the Company, either (a) by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company, or (b) in immediately available Federal funds wired to such bank as may be designated by the Company; provided, however, that if payment is made in immediately available Federal funds, the Company shall simultaneously reimburse the Underwriters for the cost to the Underwriters of such funds, based on the Underwriters' cost of borrowing such funds for one day at their most favorable commercial paper rate at the Closing Time. Such Certificates shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. Such Certificates, which may be in temporary form, will be made available for examination and packaging by you no later than 12:00 noon on the first business day prior to the applicable Closing Time.

          SECTION 3.  Covenants of the Company.  The Company covenants with
                      ------------------------
each of you and the Underwriters participating in the applicable offering of a Series of Certificates, as follows with respect to such Series of
Certificates:

          (a) Contemporaneously with the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Certificates covered thereby, the price or prices at which the Certificates are to be purchased by the Underwriters from the applicable Trust, either the initial public offering price or prices or the method by which the price or prices by which the Certificates are to be sold will be determined, the selling concession(s) and reallowance(s), if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Certificates. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

          (b) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Certificates by you or the Underwriters, any event shall occur or condition exists as a result of which it is necessary, in the opinion of your counsel, counsel for the Company, or otherwise, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of circumstances existing at the time it is delivered to a purchaser, not misleading or if it shall be neces-sary, in the opinion of any such counsel or otherwise, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations thereunder, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements, and within two business days will furnish to the Underwriters as many copies of the Prospectus, as so amended or supplemented, as you shall reasonably request.

          (c) The Company will give you reasonable notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act or otherwise, will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which you or your counsel shall object.

          (d)   The  Company will  notify  you immediately,  and confirm  the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document, other than quarterly and annual reports to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"),
     (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement,
     (iv) of any request by the Commission for any amendment to the Registration Statement of any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (e) The Company will deliver to you as many signed and as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request.

          (f) The Company will endeavor, in cooperation with you, to qualify the Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Certificates. The Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been qualified as above provided.

     SECTION 4.  Computational Materials, Collateral Term Sheets and
                 ---------------------------------------------------
Structural Terms Sheets.  It is understood that you may prepare and provide
-----------------------
to prospective investors certain Computational Materials, Collateral Term Sheets and Structural Term Sheets in connection with your offering of the Certificates, subject to the following conditions:

          (a) The Underwriter shall comply with all applicable laws and regulations in connection with the use of Computational Materials, including the No-Action letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), as well as the PSA Letter referred to below. The Underwriter shall comply with all applicable laws and regulations in connection with the use of Collateral Terms Sheets and Structural Term Sheets, including the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

          (b) As used herein, "Computational Materials" shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared and delivered to prospective investors by or at the direction of the Underwriter. As used herein, "Structural Term Sheets" and "Collateral Term Sheets" shall have the meanings given such terms in the PSA Letter, but shall include
     (i) only those Structural Term Sheets that have been prepared and delivered to prospective investors by or at the direction of the Underwriter and (ii) only those Collateral Term Sheets that have been prepared by the Company or the Underwriter and delivered to prospective investors by or at the direction of the Underwriter.

          (c) The Underwriter shall provide to the Company copies (in such format as is required by the Company) of all Computational Materials and Structural Term Sheets that are required to be filed with the Commission pursuant to the No-Action Letters. The Underwriter may provide to the Company copies of the foregoing in a consolidated or aggregated form, including all information required to be filed. All Computational Materials and Structural Term Sheets must be provided to the Company by the Underwriter not later than 10:00 a.m. on the first business day prior to the day on which the filing of such materials is to be made with the Commission.

          (d) (i) All Computational Materials and Structural Term Sheets provided to prospective investors by the Underwriter that are required to be filed pursuant to the No-Action Letters shall bear a legend on each page substantially in the following form:

          "Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy."

          The statement referenced above shall be substantially in the following form:

          "The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

          Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

          Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average
          lives.    In addition,  it  is  probable  that prepayments  on  the
          underlying assets  will occur  at rates slower  or faster  than the
          rates   assumed   in    the   attached   Computational   Materials.
          Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest short-fall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and structure of any security described in the Computational Materials are subject to change prior to issuance.

          Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. The information contained in these Computational Materials will be superseded by the description of the mortgage loans and the other information contained in the final prospectus supplement and prospectus relating to the securities discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at
          (212) 449-3659.

          Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

          If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

               (ii) In the case of Collateral Term Sheets, such legend shall also include a statement in substantially the following form:



          "THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE COLLATERAL POOL PREVIOUSLY PROVIDED BY MERRILL LYNCH."

     Notwithstanding the foregoing legends, this subsection (d) shall be satisfied if all Computational Materials, Structural Term Sheets and Collateral Term Sheets bear a legend in a form or forms previously approved in writing by the Company.

          (e) The Company shall not be obligated to file any Computational Materials or Structural Term Sheets that have been determined to contain any material errors or omissions; provided, however, that, at the request of the Underwriter, the Company shall file Computational Materials or Structural Term Sheets containing material errors or omissions if clearly marked "superseded by materials dated ____________" and accompanied by corrected Computational Materials or Structural Term Sheets that are marked "these materials supersede and correct the materials dated ____________."


          SECTION 5.  Conditions of Underwriters' Obligations.  The
                      ---------------------------------------
obligations of the Underwriters to purchase Certificates pursuant to any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made pursuant hereto, to the performance by the Company of all of its obligations hereunder and to the following further conditions:

          (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened by the Commission, (ii) the Certificates shall have received the rating or ratings specified in the applicable Terms Agreement, and (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus at the time it was required to be delivered to a purchaser of the Certificates, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          (b)  At the applicable Closing Time, you shall have received:

               (1) The favorable opinion, dated as of the applicable Closing Time, of Brown & Wood LLP, special counsel to the Company, in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, to the effect that:

                    (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

                   (ii) The Company has the corporate power and corporate authority to carry on its business as described in the Prospectus and to own and operate its properties in connection therewith.

                   (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                   (iv) The applicable Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                   (v) The execution and delivery by the Company of this Agreement and the applicable Pooling and Servicing Agreement and the signing of the Registration Statement by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and neither the issue and sale of the Certificates, nor the consummation of the transactions contemplated in this Agreement nor the fulfillment of the terms of such Underwriting Agreements will result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any New York or federal law, administrative regulation or administrative or court decree applicable to the Company.

                  (vi) The Certificates have been duly authorized by the Company and, when executed and authenticated as specified in the applicable Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement and the Sale Agreement, will be duly issued and entitled to the benefits of such Pooling and Servicing Agreement.

                 (vii) To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any New York or federal court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Regulations, state securities or Blue Sky laws.

                   (viii) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (ix) The applicable Pooling and Servicing Agreement is
               not required to be qualified under the Trust Indenture Act of 1939, as amended.

                   (x) To the best of such counsel's knowledge, there are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations thereunder which have not been so filed.

                  (xi) The statements in the Prospectus under the heading "Certain Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                 (xii) The Trust Fund created by the applicable Pooling and Servicing Agreement is not required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                  (xiii) The statements in the Prospectus under the caption
               "Description of the Certificates," insofar as such statements purport to summarize certain terms of the Certificates and the applicable Pooling and Servicing Agreement, constitute a fair summary of such documents in all material respects.

                   (xiv) The Registration Statement, as of the date it
               becomes effective, and the Prospectus, as of the date thereof (other than, in each case, the financial statements and other financial, statistical and numerical information included therein, as to which no opinion is rendered), complied as to form in all material respects with the requirements of the 1933 Act and the Regulations thereunder.

                  (xv) Based solely upon the representations of the Master Servicer in the applicable Pooling and Servicing Agreement, the Class A Certificates will be mortgage related securities, as defined in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, so long as such Certificates are rated in one of the two highest grades by at least one nationally recognized statistical rating organization.

                 (xvi) Based solely upon the representations and warranties of the Master Servicer in the applicable Pooling and Servicing Agreement and assuming compliance with the pertinent provisions of such Pooling and Servicing Agreement, as of the date of such opinion, under existing law, the Trust Fund will qualify as a real estate mortgage investment conduit (a "REMIC") under the Internal Revenue Code of 1986, as amended, the Class A and the Class B Certificates will be treated as "regular interests" in such REMIC and the Class R Certificates will be treated as the single class of "residual interests" in such REMIC.

                (xvii) In reliance upon the representations and warranties of the Master Servicer in the applicable Pooling and Servicing Agreement and assuming the compliance with all of the provisions of such Pooling and Servicing Agreement, as of the date of such opinion (a) the Trust Fund will qualify for treatment as a REMIC under Sections 24870 and 24871 of the California Revenue and Taxation Code (the "California Code") such that it will not be subject to California state income or franchise taxes other than the minimum tax imposed on a REMIC under Section 24872 of the California Code and (b) holders of the Class A and Class B Certificates will be treated as holders of "regular interests" in such REMIC and holders of the Class R Certificates will be treated as holders of the single class of "residual interests" in such REMIC under the California Code.

     Such counsel shall deliver to you such additional opinions addressing the transfer by the Company to the Trustee of its right, title and interest in and to the Mortgage Loans and other property included in the Trust Fund on the Closing Time as may be required by each Rating Agency rating the Certificates.

     Such counsel shall state that it has participated in conferences with officers and other representatives of the Company, your counsel, representatives of the independent accountants for the Company and you at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (xii) and (xiv) above) and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representatives of the Company), nothing has come to their attention that leads such counsel to believe that either the Registration Statement, at the time it became effective, or the Prospectus at the time the Prospectus was delivered to you contained or at the closing time, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial and statistical data included in or incorporated by reference into the Registration Statement or the Prospectus.

     Said counsel may state that they are admitted to practice only in the State of New York, that they are not admitted to the Bar in any other State and are not experts in the law of any other State and to the extent that the foregoing opinions concern the laws of any other State such counsel may rely upon the opinion of counsel satisfactory to the Underwriters and admitted to practice in such jurisdiction. Any opinions relied upon by such counsel as aforesaid shall be addressed to the Underwriters and shall be delivered together with the opinion of such counsel, which shall state that such counsel believes that their reliance thereon is justified.

                    (2) The favorable opinion of counsel to the Trustee, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) Trustee is a national banking association with trust powers, duly organized and validly existing in good standing under the laws of the United States of America, and has all requisite power and authority to enter into the Agreement and perform the obligations of Trustee.

                   (ii) The applicable Pooling and Servicing Agreement has been duly authorized, executed, and delivered by Trustee, and constitutes the legal, valid, and binding obligation of Trustee enforceable against Trustee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Trustee or public officials.

                    (3) The favorable opinion of counsel to the Master Servicer, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) The Master Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which the performance of its duties under the applicable Pooling and Servicing Agreement would require such qualification.

                   (ii) The execution and delivery by the Master Servicer of the applicable Pooling and Servicing Agreement is within the corporate power of the Master Servicer and has been duly authorized by all necessary corporate action on the part of the Master Servicer; and neither the execution and delivery of such instrument, nor the consummation of the transactions provided for therein, nor compliance with the provision thereof, will conflict with or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease, deed of trust, or other instrument to which the Master Servicer is a party or by which it may be bound, nor will such action result in any violation of the provisions of the charter or by-laws of the Master Servicer or any law, administrative regulation or administrative or court decree.

                  (iii) The applicable Pooling and Servicing Agreement has been duly executed and delivered by the Master Servicer and constitute a valid and binding obligation of the Master Servicer enforceable against the Master Servicer in accordance with its terms, except that such enforceability thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject as to enforceability, to general prin-ciples of equity (regardless whether enforcement is sought in a proceeding in equity or at law).

                   (iv) The execution, delivery and performance by the Master Servicer of the applicable Pooling and Servicing Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

                    (v) The description of the Master Servicer in the Prospectus and the Prospectus Supplement is true and correct in all material respects.

                    (4) The favorable opinion of counsel to the Guarantor, if any, which counsel may be counsel to the Company, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) The Guarantor, if any, is validly existing and in good standing under the laws of the jurisdiction of its incorporation with the corporate power to execute, deliver and perform the applicable Guaranty.

                   (ii) The applicable Guaranty has been duly authorized, executed and delivered by the applicable Guarantor and is a valid and binding agreement of the Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and as to enforceability general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                    (5) The favorable opinion of counsel to each Mortgage Pool Insurer, Special Hazard Insurer and Mortgagor Bankruptcy Insurer, if any, named in each applicable Insurance Policy, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) Such Insurer is a stock insurance company, duly organized, validly existing and holding a current certificate of authority to transact insurance business under the laws of the jurisdiction of its incorporation, is duly qualified to do business in all jurisdictions where the nature of its opera-tions as contemplated by the Insurance Policy legally require such qualification, and has the power and authority (corporate and other) to issue, and to take all action required of it under, the Insurance Policy.

                   (ii) The execution, delivery and performance by such Insurer of the Insurance policy have been duly authorized by all necessary corporate action on the part of the Insurer, and under present law do not and will not contravene any law or governmental regulation or order presently binding on such Insurer or the charter or the by-laws of such Insurer or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Insurer is a party or by which such Insurer is bound.

                  (iii) The execution, delivery and performance by such Insurer of the Insurance Policy do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

                   (iv) The Insurance Policy has been duly issued by such Insurer and constitutes the valid and binding agreement of such Insurer, enforceable against the Insurer in accordance with its terms, except that such enforceability thereof subject to (A) bankruptcy, insolvency, reorganization, mora-torium or other similar laws now or hereafter in effect relating to creditors' rights and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

                    (v) Except for changes, if any, approved by you, the Insurance Policy conforms in all material respects to the description thereof in the Prospectus under the captions "Description of the Certificates -- Maintenance of Insurance Policies and Other Servicing Procedures" and "Description of Insurance" and in the applicable Prospectus Supplement under the caption "Insurance." To the extent required by applicable legal requirements, the Insurance Policy form has been filed with, and approved by, all governmental authorities having jurisdiction over the Insurer in connection with such policy.

                    (6) The favorable opinion of counsel to each provider of Alternate Credit Enhancement, if any, named in a Prospectus Supplement, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) Such provider of Alternate Credit Enhancement has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, is duly qualified to do business in all jurisdictions where the nature of its operations as contemplated by the Alternate Credit Enhancement legally requires such qualification, and has the power and authority (corporate and other) to issue, and to take all action required of it under, the Alternate Credit Enhancement.

                   (ii) The execution, delivery and performance by such provider of Alternate Credit Enhancement of the Alternate Credit Enhancement have been duly authorized by all necessary corporate action on the part of the provider of Alternate Credit Enhancement, and under present law do not and will not contravene any law or governmental regulation or order presently binding on such provider of Alternate Credit Enhancement or the charter of the by-laws of such provider of Alternate Credit Enhancement or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the provider of Alternate Credit Enhancement is a party or by which such provider of Alternate Credit Enhancement is bound.

                  (iii) The execution, delivery and performance by such provider of Alternate Credit Enhancement of the Alternate Credit Enhancement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

                   (iv) The Alternate Credit Enhancement has been duly issued by such provider of Alternate Credit Enhancement and constitutes the valid and binding agreement of such provider of Alternate Credit Enhancement, enforceable against the pro-vider of Alternate Credit Enhancement in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject as to enforceability to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                    (v) The Alternate Credit Enhancement conforms in all material respects to the description thereof in the applicable Prospectus Supplement under the caption "Insurance Alternate Credit Enhancement." To the extent required by applicable legal requirements, the Alternate Credit Enhancement form has been filed with, and approved by, all governmental authorities having jurisdiction over the provider of Alternate Credit Enhancement in connection with such Alternate Credit Enhancement.

                    (7) To the extent specified in the applicable Terms Agreement, if any of the Mortgage Loans constituting a portion of the Trust Fund with respect to a Series have been or are being purchased by the Company from a third party (other than any such Mortgage Loans acquired by Merrill Lynch Credit Corporation in the course of its correspondent lending activities and thereafter sold to the Company), the favorable opinion of counsel to such third party, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel to the effect that the security interest of the Trustee in the Mortgage Notes and the related Mortgages included in the Trust Fund will be perfected, with respect to (i) the Mortgage Note, upon delivery thereof to the Trustee and will constitute a perfected first priority interest therein, and (ii) the Mortgages, upon delivery to the Trustee of instruments of assignment in recordable form assigning each Mortgage to the Trustee and, if such counsel so indicates in such opinion, the recording of each such instrument of assignment in the appropriate recording office in which the Mortgaged Property is located, and will constitute a perfected first priority security interest therein. Such counsel shall deliver to you such additional opinions addressing the transfer of the Mortgage Loans from the third party to the Company as may be required by each Rating Agency rating the Certificates.

                    (8) The favorable opinion or opinions, dated as of the applicable Closing Time, of counsel for the Underwriters, with respect to the issue and sale of the Certificates, the Registration Statement, this Agreement, the applicable Terms Agreement, the Prospectus, the applicable Prospectus Supplement and other related matters as the Underwriters may require.

          (c) At the applicable Closing Time you shall have received a certificate of an Assistant Vice President (or more senior officer) of the Company, dated as of such Closing Time, to the effect that the representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date.

          (d) You shall have received from independent certified public accountants acceptable to you, a letter, dated as of the date of the applicable Terms Agreement and as of the applicable Closing Time, delivered at such times, in the form heretofore agreed to.

          (e) At the applicable Closing Time, with respect to a Series of Certificates, each of the representations and warranties of the Master Servicer set forth in the related Pooling and Servicing Agreement will be true and correct.

          (f) At the applicable Closing Time, with respect to a Series of Certificates, the Reserve Fund shall be established by the Company with the Trustee as contemplated by the related Pooling and Servicing Agreement.

          (g) At the applicable Closing Time, with respect to a Series of Certificates, the Certificates shall have received the certificate rating or ratings specified in the related Terms Agreement.

          (h) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

          If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the Applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 6.

          SECTION 6.  Payment of Expenses.  The Company will pay all
                      -------------------
expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including without limitation those related to (i) the filing of the Registration Statement and all amendments thereto, (ii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Agreement, each Terms Agreement, any agreements among Underwriters, the Memorandum and any selling agreements and Underwriters' questionnaires and powers of attorney, (iii) the preparation, issuance and delivery of the Certificates to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Certificates under Securities and Blue Sky laws and the determination of the eligibility of the Certificates for investment in accordance with the provisions of Section 3(f), including filing fees, and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (vi) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, hereinabove stated, of copies of the Registration Statement, and Prospectus and all amendments and Supplements thereto, and of any Blue Sky Survey and Legal Investment Survey,
(vii) the printing and delivery to the Underwriter, in such quantities as you may reasonably request, of copies of each Pooling and Servicing Agreement,
(viii) the fees charged by investment rating agencies for rating the Certificates, (ix) the fee and expenses, if any, incurred in connection with the listing of the Certificates on any national securities exchange, (x) any fees and expenses incurred with respect to the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Underwriters in connection therewith and (xi) the fees and expenses of the Trustee and its counsel. The cost of the accountant's comfort letter referred to in Section 3(g) will be an expense of the Underwriter.

          If a Terms Agreement is terminated by you in accordance with the provisions of Section 5 or Section 10(i), the Company shall reimburse you for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          SECTION 7.  Indemnification.
                      ---------------

          (a) The Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless (A) such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (B) such untrue statement or omission or alleged untrue statement or omission relates to information in any Computational Materials or Structural Term Sheets provided by the Underwriter to the Company pursuant to Section 4 (except to the extent that any untrue statements or errors contained therein are based on or constitute Pool Information);

                   (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency, or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
     (ii) above.

This indemnity agreement will be in addition to any liability which the Company may otherwise have. Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who is a partner of the Underwriter entitled to indemnity hereby or who controls the Underwriters within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to (i) untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) information in any Computational Materials or Structural Term Sheets provided by the Underwriter to the Company pursuant to Section 4 (except to the extent that any untrue statements or errors contained therein are based on or constitute Pool Information). This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          SECTION 8.  Contribution.  In order to provide for just and
                      ------------
equitable contribution in circumstances in which the indemnity agreement provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company on the one hand, and the Underwriters, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters in such proportions that the Underwriters are responsible for that portion represented by the underwriting compensation earned by them bears to the initial public offering price or prices and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriters and each director of the Company, such officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

          SECTION 9.  Representations, Warranties, and Agreements to
                      ----------------------------------------------
Survive Delivery.  All representations, warranties and agreements
----------------
contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of the Underwriters or controlling person thereof, or by or on behalf of the Company and shall survive delivery of any Certificates to the Underwriters.

          SECTION 10.  Termination of Agreement.  This Agreement may be
                       ------------------------
terminated for any reason at any time by either the Company or you upon the giving of thirty days' notice of such termination to the other party hereto. You, as Representative of the Underwriters named in any Terms Agreement, may also terminate such Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, earnings, affairs or business of the Company, whether or not arising in the ordinary course of business, which in your judgment would materially impair the market for, or the investment quality of, the Certificates to be purchased pursuant to such Terms Agreement, or (ii) if there has occurred any outbreak of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market such Certificates or enforce contracts for the sale of such Certificates, or (iii) if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking morato-rium has been declared by either Federal or New York authorities. In the event of any such termination, (A) the covenants set forth in Section 3 with respect to any offering of such Certificates shall remain in effect so long as the Underwriters own any such Certificates purchased from the Company pursuant to the applicable Terms Agreement and (B) the covenant set forth in
Section 3(c), the provisions of Section 6, the indemnity agreement set forth in Section 7, the contribution provisions set forth in Section 8, and the provisions of Section 9 and 14 shall remain in effect.

          SECTION 11.  Default by One or More of the Underwriters.  If one
                       ------------------------------------------
or more of the Underwriters participating in an offering of Certificates shall fail at the applicable Closing Time to purchase the Certificates which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Certificates"), then such of you as are named therein shall have the right, within 24 hours thereafter, to make ar-rangements for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth. If, however, you have not completed such arrangements within such 24-hour period, then:

               (a) if the aggregate principal amount of Defaulted Certificates does not exceed 10% of the aggregate principal amount of the Certificates to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

               (b) if the aggregate principal amount of Defaulted Certificates exceeds 10% of the aggregate principal amount of the Certificates to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate, without any liability on the part of any non-defaulting Underwriters.

     No action taken pursuant to this Section shall relieve any defaulting Underwriters from liability with respect to any default of such Underwriters under this Agreement and the applicable Terms Agreement.

     In the event of a default by any Underwriters as set forth in this Section, either you or the Company shall have the right to postpone the applicable Closing Time for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

          SECTION 12.  Notices.  All notices and other communications
                       -------
hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at the address set forth on the first page hereof, attention Syndicate Department. Notices to the Company shall be directed to MLCC Mortgage Investors, Inc., 4802 Deer Lake Drive East, Jacksonville, Florida 32246, attention of the General Counsel.

          SECTION 13.  Parties.  This Agreement shall inure to the benefit
                       -------
of and be binding upon you and the Company and any Terms Agreement shall inure to the benefit of and be binding upon the Company and any Underwriters who become a party to any Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling person and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives any legal or equitable right, remedy or claim under or with respect to this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof or thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and their heirs and legal representative (to the extent of their rights as specified herein and therein) and for the benefit of no other person, firm or corporation. No purchaser of Certificates from any Underwriters shall be deemed to be a successor by reason merely of such purchase.

          SECTION 14.  Governing Law and Time.  This Agreement and each
                       ----------------------
Terms Agreement shall be governed by the laws of the State of New York. Specified times of day refer to New York City time.

          SECTION 15.  Counterparts.  This Agreement and any Terms
                       ------------
Agreement may be executed in counterparts, each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.


                                 *    *    *



          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                                           Very truly yours,

                                           MLCC MORTGAGE INVESTORS, INC.



                              		By------------------------------------
                              		   Name:
                              		   Title:


CONFIRMED AND ACCEPTED, as of
the date first above written:

MERRILL LYNCH & CO.,
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED



By____________________________
Name:
Title:

                                                       Exhibit A

                        MLCC MORTGAGE INVESTORS, INC.
                   MORTGAGE LOAN ASSET BACKED PASS-THROUGH
                        CERTIFICATES, SERIES 199_____


                               TERMS AGREEMENT
                              ---------------

                                                  Dated:  _____________, 199_

To: MLCC Mortgage Investors, Inc., as Seller (the "Seller") under the Pooling and Servicing Agreement to be dated as of _____________, 199_ (the "Agreement").

Re:       Underwriting Agreement dated ____________, 199_.


Series Designation: MLCC Mortgage Investors, Inc., Mortgage Loan Asset
------------------
Backed Pass-Through Certificates, Series 199_-_.


Terms of the Certificates and Underwriting Compensation:
-------------------------------------------------------











   Class (1)    Original                Pass-Through            Price to
               Principal                   Rate                   Public
                Amount                ______________          ____________
               -----------
               $__________*                      **                ***




_________________________

(1) The Class __ Certificates are the Offered Certificates. The Class __ Certificate is subordinate to the Offered Certificates.

*    Approximate.  Subject to permitted variance of plus or minus 5%.

** Subject to the more precise formulation described in the Prospectus (as defined below).

*** The Class __ Certificates are being offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined, in each case, at the time of sale.



                         Moody's             Standard &
Certificate              Investors           Poor's Ratings
            -------------
Rating                   Service             Services
-----------              ---------           --------------




REMIC Election:
--------------

     The Seller intends to cause the Trust Fund (exclusive of the security interest in the Additional Collateral) to elect to be treated as a REMIC as described in the Prospectus dated ___________, 199_ and the Prospectus Supplement relating to the Class __ Certificates, dated ____________, 199_ (together, the "Prospectus").


Trust Fund:
----------

     As described in the Prospectus.


Credit Enhancement:
------------------

     Payments on the Class __ Certificates will be supported by (a limited purpose surety bond), (a certificate insurance policy), (subordinate class(es)) and (by overcollateralization), as described in the Prospectus.


Cut-off Date:
------------

     ___________, 199_.


Distribution Date:
-----------------

     The 15th day of each month or, if such day is not a Business Day, the first Business Day thereafter, commencing in _____ 199.


Purchase Price:
--------------

     The purchase price payable by the Underwriter for the Class __ Certificates is a percentage of the principal amount of such Class, as follows:


                                                Principal                               of
              Class                              Amount                             Principal

                                           $                                                     %   *




     * The Class __ Certificates are being offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined, in each case, at the time of sale.


     The undersigned represents and agrees that (i) it has not offered or sold and, prior to the expiration of the period of six months from the Closing Date referred to below, will not offer or sell any Class __ Certificates to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulation 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Class __ Certificates in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any documents received by it in connection with the issue of the Class __ Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1995, or is a person to whom such document may otherwise lawfully be issued or passed on.
                                *     *     *

Closing Date and Location:
-------------------------

_____________, 199_ at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048.


                              MERRILL LYNCH & CO.,
                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED



                              By:_____________________________
                              Name:
                              Title:


ACCEPTED:

MLCC MORTGAGE INVESTORS, INC.




By:__________________________
Name:
Title: